UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2008
eTelecare Global Solutions, Inc.
(Exact name of registrant as specified in its charter)
001-33362
(Commission File Number)

Philippines (State or other jurisdiction of	98-0467478 (I.R.S. Employer Identification No.)
incorporation)
31st Floor CyberOne Building, Eastwood City, Cyberpark,
Libis, Quezon City 1110
Philippines
(Address of principal executive offices, with zip code)
63 (2) 916 5670
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
SIGNATURES
EX-10.1

Item 1.01	Entry into a Material Definitive Agreement.
On June 24, 2008, eTelecare Global Solutions, Inc. (the “Company”) entered into an Amendment to Purchase Order 3 between the Company and AT&T Mobility LLC (f/k/a Cingular Wireless) effective as of July 1, 2008 (the “Purchase Order”). The Purchase Order extends the term of the Call Center Services Purchase order dated June 15, 2005 to August 31, 2008.
Section 9 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	Amendment to Purchase Order 3 effective as of July 1, 2008 between eTelecare Global Solutions, Inc. and AT&T Mobility LLC (f/k/a Cingular Wireless).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eTELECARE GLOBAL SOLUTIONS, INC.
Date: June 24, 2008	By:	/s/ Michael Dodson
J. Michael Dodson
Chief Financial Officer